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EXHIBIT 10.6



                1996 STOCK OPTION PLAN FOR OFFICERS AND EMPLOYEES
                                       OF
                          ASTORIA FINANCIAL CORPORATION

                         (AS AMENDED DECEMBER 17, 1997)

                                    ARTICLE I
                                     PURPOSE

                  SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

                  The purpose of the Plan is to promote the growth and profitability of Astoria Financial Corporation, to provide certain key officers and employees of Astoria Financial Corporation and affiliates with an incentive to achieve corporate objectives, to attract and retain key individuals of outstanding competence and to provide such individuals with an equity interest in Astoria Financial Corporation.

                                   ARTICLE II
                                   DEFINITIONS

                  The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

                  SECTION 2.1 ASSOCIATION means Astoria Federal Savings and Loan Association, a federally chartered savings institution, and any successor thereto.

                  SECTION 2.2 BOARD means the board of directors of Astoria Financial Corporation.

                  SECTION 2.3 CHANGE IN CONTROL OF THE COMPANY means any of the following events:

                  (a) approval by the stockholders of Astoria Financial Corporation of a transaction that would result in the reorganization, merger or consolidation of Astoria Financial Corporation with one or more other persons, other than a transaction following which:

                           (i) at least 51% of the equity ownership interests of
                  the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in Astoria Financial Corporation; and

                           (ii) at least 51% of the securities entitled to vote
                  generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of Astoria Financial Corporation;


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                  (b) the acquisition of all or substantially all of the assets of Astoria Financial Corporation or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of Astoria Financial Corporation entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of Astoria Financial Corporation of any transaction which would result in such an acquisition;

                  (c) a complete liquidation or dissolution of Astoria Financial Corporation, or approval by the stockholders of Astoria Financial Corporation of a plan for such liquidation or dissolution;

                  (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of Astoria Financial Corporation do not belong to any of the following groups:

                           (i) individuals who were members of the Board of
                  Directors of Astoria Financial Corporation on the date of this Agreement; or

                           (ii) individuals who first became members of the
                  Board of Directors of Astoria Financial Corporation after the date of this Agreement either:

                                    (A) upon election to serve as a member of
                           the Board of Directors of Astoria Financial
                           Corporation by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                                    (B) upon election by the stockholders of
                           Astoria Financial Corporation to serve as a member of the Board of Astoria Financial Corporation, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of Astoria Financial Corporation, or of a nominating committee thereof, in office at the time of such first nomination;

                  provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Astoria Financial Corporation; or

                  (e) any event which would be described in section 2.3(a), (b),
         (c) or (d) if the term "Association" were substituted for the term "Company" therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of Astoria Financial Corporation, the Association, or a subsidiary of either of them, by Astoria Financial Corporation, the Association, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.3, the term "person" shall have the meaning assigned


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to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

                  SECTION 2.4 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                  SECTION 2.5 COMMITTEE means the Committee described in section 3.1.

                  SECTION 2.6 COMPANY means Astoria Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto, the Association and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution.

                  SECTION 2.7 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                  SECTION 2.8 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director and (e) is not currently and for a period of at least one year has not been eligible for discretionary awards under any stock compensation plan of the Company. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

                  SECTION 2.9 ELIGIBLE INDIVIDUAL means any individual whom the Committee may determine to be a key officer or employee of the Company and select to receive a grant of an Option pursuant to the Plan.

                  SECTION 2.10 EXCHANGE ACT means the Securities Exchange Act of 1934.

                  SECTION 2.11 EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 4.4.

                  SECTION 2.12 FAIR MARKET VALUE means, with respect to a Share on a specified date:

                  (a) the final quoted sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

                  (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or


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                  (c) if sections 2.12(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

                  SECTION 2.13 INCENTIVE STOCK OPTION means a right to purchase Shares that is granted pursuant to section 4.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422A of the Code.

                  SECTION 2.14 LIMITED STOCK APPRECIATION RIGHT means a right granted pursuant to section 4.9.

                  SECTION 2.15 NON-QUALIFIED STOCK OPTION means a right to purchase Shares that is granted pursuant to section 4.1, that is designated by the Committee to be a Non-Qualified Stock Option and that is not intended to satisfy the requirements of section 422A of the Code.

                  SECTION 2.16 OPTION means either an Incentive Stock Option or a Non-Qualified Stock Option.

                  SECTION 2.17 OPTION PERIOD means the period during which an Option may be exercised, determined in accordance with section 4.5.

                  SECTION 2.18 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

                  SECTION 2.19 PLAN means the 1996 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, as amended from time to time.

                  SECTION 2.20 QUALIFIED DOMESTIC RELATIONS ORDER means a Domestic Relations Order that: (a) clearly specifies (i) the name and last known mailing address of the Option holder and of each person given rights under such Domestic Relations Order, (ii) the amount or percentages of the Option holder's benefits under this Plan to be paid to each person covered by such Domestic Relations Order, (iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and (b) does not require the payment of a benefit in a form or amount that is (i) not otherwise provided for under the Plan, or (ii) inconsistent with a previous Qualified Domestic Relations Order. For the purposes of this Plan, a "Domestic Relations Order" means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of an Option holder.

                  SECTION 2.21 RETIREMENT means retirement at the normal or early retirement date as set forth in any tax-qualified retirement/pension plan of the Association.

                  SECTION 2.22 SHARE means a share of Common Stock, par value $.01 per share, of Astoria Financial Corporation.

                  SECTION 2.23 TERMINATION FOR CAUSE means the termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in material loss to the Company or one of its affiliates or willful violation of any law, rule or regulation (other than traffic violations


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or similar offenses) or final case-and-desist order which results in material loss to the Company or one of its affiliates.

                  SECTION 2.24 THREATENED CHANGE IN CONTROL means (a) the circulation of a proxy statement by any Person other than management of Astoria Financial Corporation seeking stockholder approval of a transaction that would result in a Change in Control of the Company or (b) the commencement of a tender offer (within the meaning of section 14 of the Exchange Act) which, if consummated, would result in a Change in Control of the Company.

                                   ARTICLE III
                                 ADMINISTRATION

                  SECTION 3.1 COMMITTEE.

                  The Plan shall be administered by a Committee consisting of the members of the Compensation Committee of Astoria Financial Corporation who are Disinterested Board Members. If fewer than three members of the Compensation Committee are Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.

                  SECTION 3.2 COMMITTEE ACTION.

                  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

                  SECTION 3.3 COMMITTEE RESPONSIBILITIES.

                  Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                  (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                  (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.


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                                   ARTICLE IV
                                  STOCK OPTIONS

                  SECTION 4.1 IN GENERAL.

                  Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. Any such Option shall be evidenced by a written agreement which shall:

                  (a) designate the Option as either an Incentive Stock Option or a Non-Qualified Stock Option;

                  (b) specify the number of Shares covered by the Option;

                  (c) specify the Exercise Price, determined in accordance with section 4.4, for the Shares subject to the Option;

                  (d) specify the Option Period determined in accordance with section 4.5;

                  (e) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

                  (f) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Individual.

                  SECTION 4.2 AVAILABLE SHARES.

                  Subject to section 5.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

                  (a) 475,000 Shares; over

                  (b) the sum of:

                           (i) the number of Shares with respect to which
                  previously granted Options may then or may in the future be exercised; plus

                           (ii) the number of Shares with respect to which
                  previously granted Options have been exercised.

For purposes of this section 4.2, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of the related Shares.

                  SECTION 4.3 SIZE OF OPTION.

                  Subject to section 4.2 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion. The maximum number of Shares that may be granted to any one individual under this Plan shall be the entire number of Shares then available under the Plan.


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                  SECTION 4.4 EXERCISE PRICE.

                  The price per Share at which an Option granted to an Eligible Individual may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than
(a) the Fair Market Value of a Share on the date on which the Option is granted and (b) in the case of an Option intended to be an Incentive Stock Option that is granted to an Eligible Individual who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall not be less than 110% of the Fair Market Value of a Share.

                  SECTION 4.5 OPTION PERIOD.

                  The Option Period during which an Option granted to an Eligible Individual may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the earliest of:

                  (a) the date specified by the Committee in the Option agreement;

                  (b) the last day of the three-month period commencing on the date of the Eligible Individual's termination of employment with the Company, other than on account of death or Disability, Retirement or a Termination for Cause;

                  (c) the last day of the one-year period commencing on the date of the Eligible Individual's termination of employment due to death, Disability or Retirement;

                  (d) as of the time and on the date the Eligible Individual ceases to be an employee of the Company due to a Termination for Cause;

                  (e) the last day of the ten-year period commencing on the date on which the Option was granted; and

                  (f) for an Option intended to be an Incentive Stock Option that is granted to an Eligible Individual who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, the last day of the five-year period commencing on the date on which the Option was granted;

provided, however, that in the event of a Threatened Change in Control or a Change in Control of the Company while there is outstanding any Option whose Option Period has not commenced, such Option Period shall automatically commence on the earliest date on which the Threatened Change in Control or Change in Control of the Company is deemed to have occurred.

                  SECTION 4.6 METHOD OF EXERCISE.

                  (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

                  (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;


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                  (ii) delivering to the Committee full payment, consistent with section 4.6(b), for the Shares as to which the Option is to be exercised; and

                  (iii) satisfying such other conditions as may be prescribed in the Option agreement.

                  (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned beneficially for a period of more than six months by the Option Holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) after a period of six months from the date of grant of any such Option, by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  (c) When the requirements of section 4.6(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 5.3.

                  SECTION 4.7 LIMITATIONS ON OPTIONS.

                  (a) An Option by its terms shall not be transferable by the Option holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Option holder, only by the Option holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that an Eligible Individual may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Eligible Individual's spouse, and the lineal ascendents and lineal descendants of such Eligible Individual or his spouse, or any one or more of them, or to an entity wholly owned by (including but not limited to a trust the exclusive beneficiaries of which are) one or more of them or wholly owned jointly by one or more of them and the Eligible Individual. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend upon the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.


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                  (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to
(i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                  SECTION 4.8 ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK
OPTIONS.

                  In addition to the limitations of section 4.7, an Option designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

                  (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Individual which first become exercisable in such calendar year, then that portion of the Shares granted pursuant to such options which cause the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares granted pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

                  (b) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                  SECTION 4.9 CHANGE IN CONTROL CASH OUT.

                  (a) Each Option granted under this Plan shall be accompanied by a Limited Stock Appreciation Right that is exercisable at the times and upon the terms and conditions set forth herein. Each Limited Stock Appreciation Right granted hereunder shall be exercisable for a period commencing on the date on which a Change in Control of the Company occurs and ending six (6) months after such date or, if later in the case of any Person, thirty (30) days after the earliest date on which such Person may exercise the Limited Stock Appreciation Right without subjecting himself to liability under section 16 of the Securities Exchange Act of 1934, as amended. A Person in possession of a Limited Stock Appreciation Right granted hereunder may exercise such Limited Stock Appreciation Right by:

                  (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Limited Stock Appreciation Right; and

                  (ii) agreeing in such written notice to the cancellation of Options then outstanding to him for a number of Shares equal to the number of Shares for which the Limited Stock Appreciation Right is being exercised.


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Except as provided in section 4.9(c), within ten (10) days after the giving of such a notice, the Committee shall cause the Company to deliver to such Person a monetary payment in an amount per Share equal to the amount by which the Change in Control Consideration exceeds the Exercise Price per Share of each of the Options being canceled.

                  (b) For purposes of section 4.9(a), the term Change in Control Consideration shall mean the greater of (i) the highest price per Share paid by any Person who initiated or sought to effect the Change in Control for a Share during the period of one (1) year ending on the date of the relevant Change in Control of the Company; and (ii) the average Fair Market Value of a Share over the last ten (10) trading days preceding the date of exercise of the Limited Stock Appreciation Right.

                  (c) Notwithstanding anything herein contained to the contrary, the Limited Stock Appreciation Rights granted hereunder shall be canceled immediately prior to the effective time of a Change in Control of the Company resulting from a transaction between the Company and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto); provided, however, that the cancellation of such Limited Stock Appreciation Rights shall be subject to the following conditions:

                  (i) the existence of the Limited Stock Appreciation Rights would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Company's financial statements) render the transaction ineligible for pooling of interests accounting treatment;

                  (ii) the cancellation of the Limited Stock Appreciation Rights would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Company's financial statements) render the transaction eligible for pooling of interests accounting treatment;

                  (iii) the transaction is, in fact, consummated; and

                  (iv) the written agreement providing for the transaction provides for each Person to whom a Limited Stock Appreciation Right has been granted to receive, upon the effective date of such transaction, property with a fair market value at least equal to the monetary payment that would be made upon exercise of the Limited Stock Appreciation Right.

                                    ARTICLE V
                            AMENDMENT AND TERMINATION

                  SECTION 5.1 TERMINATION.

                  The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding under the terms of the Option agreements granting such Options.


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                  SECTION 5.2 AMENDMENT.

                  The Board may amend or revise the Plan in whole or in part at any time; provided, however, that if the amendment or revision:

                  (a) materially increases the benefits accruing under the Plan;

                  (b) materially increases the number of Shares which may be issued under the Plan; or

                  (c) materially modifies the requirements as to eligibility for Options under the Plan;

such amendment or revision shall be subject to approval by the shareholders of the Company.

                  SECTION 5.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

                  (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 4.2 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

                  (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity:

                  (i) any Options granted under the Plan which remain outstanding may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to each Option holder in advance of the effective date of such event; and

                  (ii) any Option which is not canceled pursuant to section 5.3(b)(i) shall be adjusted in such manner as the Committee shall deem appropriate to account for such merger, consolidation or other business reorganization.

                                   ARTICLE VI
                                  MISCELLANEOUS

                  SECTION 6.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

                  This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.


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                  SECTION 6.2 NO RIGHT TO CONTINUED EMPLOYMENT.

                  Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of employment by the Company. The Company reserves the right to dismiss any Eligible Individual or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

                  SECTION 6.3 CONSTRUCTION OF LANGUAGE.

                  Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

                  SECTION 6.4 GOVERNING LAW.

                  The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

                  SECTION 6.5 HEADINGS.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                  SECTION 6.6 NON-ALIENATION OF BENEFITS.

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except as required pursuant to a Qualified Domestic Relations Order or as otherwise permitted pursuant to section 4.7(a).

                  SECTION 6.7 TAXES.

                  The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                  SECTION 6.8 APPROVAL OF SHAREHOLDERS.

                  The Plan and all Options and Limited Stock Appreciation Rights granted hereunder shall be conditioned on the approval of the Plan by the shareholders of Astoria Financial Corporation. No Option or Limited Stock Appreciation Rights granted under the Plan shall be effective, nor shall any such Option or Limited Stock Appreciation Rights be exercised or any Shares issued or purchased, prior to such approval.

                  SECTION 6.9 NOTICES.

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such


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
other address as one such party may by written notice specify to the other party:

                  (a)      If to the Committee:

                           Astoria Financial Company
                           One Astoria Federal Plaza
                           Lake Success, New York  11042-1085
                           Attention:  Corporate Secretary

                  (b) If to an Option holder, to the Option holder's address as shown in the Company's personnel records.


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